August 2024 Investor Presentation Positioned for Sustainable Growth

Notice to Investors Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical facts are forward-looking statements. Words such as “will,” “may,” “could,” “would,” “should,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying them. These statements are not guarantees that our expectations will prove to be correct and involve a number of risks, uncertainties, and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as others, could cause actual plans or results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to our exploration of strategic alternatives for the long-term positioning of our Fluids Systems division, including the ongoing sale process as well as whether any such transaction will be consummated on the anticipated timeline or at all; divestitures; the worldwide oil and natural gas industry; our ability to generate internal growth; economic and market conditions that may impact our customers’ future spending; our customer concentration and reliance on the U.S. exploration and production market; our international operations; the ongoing conflicts in Europe and the Middle East; operating hazards present in the oil and natural gas and utilities industries and substantial liability claims, including catastrophic well incidents; our contracts that can be terminated or downsized by our customers without penalty; our product offering and market expansion; our ability to attract, retain, and develop qualified leaders, key employees, and skilled personnel; expanding our services in the utilities sector, which may require unionized labor; the price and availability of raw materials; inflation; capital investments and business acquisitions; market competition; technological developments and intellectual property; severe weather, natural disasters, and seasonality; public health crises, epidemics, and pandemics; our cost and continued availability of borrowed funds, including noncompliance with debt covenants; environmental laws and regulations; legal compliance; the inherent limitations of insurance coverage; income taxes; cybersecurity incidents or business system disruptions; activist stockholders that may attempt to effect changes at our Company or acquire control over our Company; share repurchases; and our amended and restated bylaws, which could limit our stockholders’ ability to obtain what such stockholders believe to be a favorable judicial forum for disputes with us or our directors, officers or other employees. We assume no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by securities laws. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com. Non-GAAP Financial Measures This presentation includes references to financial measurements that are supplemental to the Company’s financial performance as calculated in accordance with generally accepted accounting principles (“GAAP”). These non-GAAP financial measures include earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, Net Debt, and Net Leverage. We believe these non-GAAP financial measures are frequently used by investors, securities analysts and other parties in the evaluation of our performance and liquidity with that of other companies in our industry. Management uses these measures to evaluate our operating performance, liquidity and capital structure. In addition, our incentive compensation plan measures performance based on our consolidated EBITDA, along with other factors. The methods we use to produce these non- GAAP financial measures may differ from methods used by other companies. These measures should be considered in addition to, not as a substitute for, financial measures prepared in accordance with GAAP. Disclaimers 2

Agenda Introduction End-Market Overview Summary of Key Financial Data 3

4 Introduction

Transformation Strategy Aligning Portfolio to Maximize Value Creation Through Accelerated Growth in Power & Infrastructure Markets Disciplined Strategy Aligned with Long-Term Global Megatrends

Company Overview

Specialty Rental & Services Company Supporting Power and Infrastructure Markets

Newpark Resources, Inc. headquartered in The Woodlands, TX, is a global company operating **two independent business units,** Industrial Solutions and Fluids Systems, supporting energy and infrastructure markets. We built a reputation for innovating and adapting to the changing needs of our customers, **delivering sustainable technologies** that enable society to prosper.

- NYSE Stock Symbol: NR
- Operating in more than 20 countries worldwide; ~55% of 2023 revenues derived from U.S.
- Earnings primarily driven by utilities and industrial end-markets, while exposure to O&G reduced through divestitures
- Strong financial profile with modest debt burden and no significant near-term maturities

NEWPARK RESOURCES GLOBAL FOOTPRINT



Diverse End-Market Coverage

Renewable Generation | Transmission & Distribution | Infrastructure Construction | Petrochemical | Midstream | O&G Exploration & Production

Launched strategic review for Fluids Systems in Q3 2023; targeting substantial completion in Q3 2024

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Leader in Power and Energy Infrastructure Solutions

Providing Innovative Product & Service Solutions for Power T&D and O&G Infrastructure

76% OF SEGMENT ADJ. EBITDA (1H 2024)*	INDUSTRIAL SOLUTIONS Power Infrastructure, O&G, Construction and Renewables	92% OF SEGMENT CAPEX (1H 2024)

Leading provider of specialty rental and services, **redefining safety & efficiency standards**

Unique business model includes **integrated manufacturing** of 100% recyclable DURA-BASE ® composite matting, which offers economic and ESG benefits vs. traditional access products

Longstanding, blue-chip customer relationships across T&D utility owners and infrastructure contractors

DUKE ENERGY. AEP AMERICAN ELECTRIC POWER | Xcel Energy | exelon | Southern Company

Consistent FCF generation, **strong EBITDA** margin, and solid ROI

24% OF SEGMENT ADJ. EBITDA (1H 2024)*	FLUID SYSTEMS Oil, Natural Gas, and Geothermal	8% OF SEGMENT CAPEX (1H 2024)

#1 rated** drilling and reservoir fluids solutions provider in overall performance globally

Leading portfolio of sustainable **water-based technologies** delivering outstanding performance and reducing carbon footprint***

Globally positioned in long-term markets with established customers supported by current **O&G global demand tailwinds**

sonatrach | eni | Shell | Kuwait Oil Company | Apache

Improved margin and FCF generation profile through recent divestitures and focused **asset-light operating model**

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* Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation
** 2024 Drilling Fluids Supplier Performance Report, Kimberlite International Oilfield Research
*** Relative to hydrocarbon-based fluids

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Transformation Supports Growth & Shareholder Return

	Net Assets*	TTM ADJ EBITDA**	Market Outlook	Approach
Industrial Solutions	$246M	$79M	Actual & Projected Transmission Investment***	Invest & Grow
Fluids Systems	$189M	$29M	Global Oil Demand***	Optimize for Cash Generation Sale Process Ongoing

Industrial Solutions

$246M



Inventory
AR, net of AP
Rental fleet
Other long-lived assets, net

$79M

Actual & Projected Transmission Investment***



BILLIONS
35
30
25
20
15
10
5
0
16 17 18 19 20 21 22 23 24 25 26 YEARS
Actual
Projected

Invest & Grow

Fluids Systems

$189M



Inventory
AR, net of AP
Long-lived assets and other, net

$29M

Global Oil Demand***



MILLIONS OF BARRELS PER DAY
110
105
100
95
90
85
80
19 20 21 22 23 24 25 26 27 28 YEARS
Actual
Projected

Optimize for Cash Generation

Sale Process Ongoing

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* Net Assets represents segment net assets, excluding cash and debt, as of June 30, 2024.
** Adjusted EBITDA is a non-GAAP financial measure. See earnings release and reconciliation to the most comparable GAAP measure in "Non-GAAP Financial Measures" slides within this presentation.
*** Transmission investment - Edison Electric Institute Business Analytics Group, Jan 2024 ; Global Oil Demand – IEA, June 2023

8

33% Reduction in Fluids Systems net working capital from 2022 Fluid Systems Net Working Capital 11% CAGR in Industrial Solutions Adj. EBITDA (2021 – Q2 '24) Industrial Solutions Adjusted EBITDA* 9% CAGR from Industrial Solutions Rental and Services revenues (2021 – Q2 '24) Key Opera onal Highlights Aligned with Strategy 9 Disciplined Execu on Delivering Shareholder Value Crea on 8% Reduction in weighted average shares outstanding from 2022 Rental and Service Revenue Weighted Average Shares Outstanding * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation.

Well-Positioned in Substantial Energy Megatrends 10 Multi-Trillion Dollar Markets Provide Long-Term Opportunities $14T+ Electrification $1T+ Renewables $12T+ Global Oil & Gas Investment in global electrical grid to enable “electrification of everything” Renewable Generation tie- ins and grid hardening driving long-term infrastructure development O&G Investment is projected to meet demand in Sustainable Development Scenario over next 30 years Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Industry Consulting Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021

Differentiated Model Exploiting Competitive Advantages • Self-funding organic expansion in high-growth, high-returning infrastructure markets • Focused capital light Fluid Systems positioned to generate cash through cycles • Technology, scale, and service drive customer loyalty and productivity • Global presence in diversified end markets with blue-chip customers • Modest leverage provides stability and potential inorganic growth funding • Capable of balancing growth, returns, and FCF to maximize long-term value creation for our shareholders 11 Over 50 Years of Technology & Service Innova on Posi oning Us for Tomorrow’s Opportuni es Balancing growth, returns & FCF for shareholders Investing in higher returning, more stable specialty rentals & servicesCash generation via global, capital-light, returns-focused Fluids portfolio

ChangeQ2 20242019 +2%$84M TTM Adjusted EBITDA* $82M Adjusted EBITDA* Maintaining Adjusted EBITDA as we reposition the Company +20%73% % of Segment TTM Adj. EBITDA* generated from Industrial Solutions 61% % of Segment Adj. EBITDA* generated from Industrial Solutions Increasing Adjusted EBITDA generation from more stable Industrial Solutions segment -33%$450M Net Assets** (EOY) $675M Net Assets** (BOY) Reducing capital employed to drive agility in cyclical O&G focused operations +60%56% % of Segment Net Assets** deployed in Industrial Solutions 35% % of Segment Net Assets** deployed in Industrial Solutions Redeploying capital toward higher-returning segment -6%85M Shares Outstanding (Average) 90M Shares Outstanding (Average) Returning value to shareholders through share repurchases -66% (-100%)$58M ($0) Total Principal Outstanding (Equity-Linked) $172M ($100M) Total Principal Outstanding (Equity-Linked) Reducing total debt and eliminated equity-linked debt Meaningful Progress in our Transformation Strategic Focus on Growth in More Stable, Higher-Margin Industrial Markets Key to Long-Term Value Creation 12* Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Net Assets represents consolidated net assets, excluding cash and debt, as of end of stated period.

13 End-Market Overview

Utilities Infrastructure Megatrend Powering Growth

Significant Long-term Capital Investment in Innovation & Infrastructure Enhanced by Legislation

The **$1.2 trillion Infrastructure Investment and Jobs Act** (IIJA) is investing significantly over next decade, including ~ **$70B for electric grid and hardened energy infrastructure**

$300B federal clean energy tax package over next 10 years from **Inflation Reduction Act (IRA)**

Aging infrastructure, system hardening, grid reliability, and renewable energy projects are key drivers for approximately **$30B** transmission infrastructure spend

$1.2T+

Infrastructure Investment and Jobs Act (IIJA) is investing significantly over next decade

$140B+

U.S. investor-owned utilities are expected to make about **$140B+ annual capital investments with ~8% CAGR** for clean energy technologies and decarbonization

$30B+

Projected annual U.S. utility transmission investment with **~10% of spend on temporary access specialty rental & services**

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Data Sources: Whitehouse.gov/ Brookings.edu, Feb. 1, 2023, Edison Electric Institute Business Analytics Group, Jan 2024

14

Positioned for Growth in Multi-Billion Dollar Temporary Access Market

Specialty Rental and Services Supporting Infrastructure Megatrends

What We Do

Leading rental provider and manufacturer of **composite temporary worksite access** solutions with a diversified customer base, which primarily compete against access alternatives such as wood, gravel, or permanent surfaces

Our Footprint



31
R&S Yards
7
Partners

Industries We Serve



Utilities



O&G



Construction



Pipeline



Rail & Other

9%	11%	35%	52%	12 year
CAGR in Rental & Service Revenue (2021 – Q2 '24)	CAGR in Industrial Solutions EBITDA (2021 – Q2 '24)	Average Adjusted Industrial Solutions EBITDA Margin 2021 – Q2 '24	Average annual rental revenue as % of avg. fleet cost (2021- Q2 '24)	Estimated useful life of mat deployed into rental fleet

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Industrial Solutions End-to-End Operating Model 16 Differentiated by Optimizing Across the Value Chain Providing Strong Results Product Engineering & Design Materials Sourcing & Procurement Precision Manufacturing Product Direct Sales Mat Fleet Rental & Services Belief in Innovation • High performance, safety, and service-centric culture • Introduced DURA-BASE to the world over 25 years ago as the 100% recyclable composite matting solution • Committed R&D, Project Technical Support team with industry-leading experience • Strategically located in Carencro, LA, close to suppliers using proprietary compounds of resins, with expanding use of alternative and recycled material inputs • 50,000 sq ft automated manufacturing plant with over half a million 8’ x 14’ mats manufactured • Quality management compliant with ISO 9001:2015 Scaled to Succeed With Proven Record of Delivering • Supplying small- and large-scale requests domestically and abroad • Most experienced composite matting industry sales and operations team • Dedicated to new and longstanding customer relationships • Long asset life with low maintenance leveraging technology, and large scalable operating footprint • Operate the largest composite DURA-BASEmatting fleet in the world

Utilities O&G General Construction Pipeline Rail Other 1H 2024 REVENUE BY INDUSTRY $50 $60 $70 $80 2021 2022 2023 TTM Q2 '24 M IL LI O N S Industrial Solutions • Strategic investments in technology, scale, and service to drive specialty rental differentiation • Expansion of specialty rental fleet to meet long-term infrastructure build-out in multiple industries • 15% revenue CAGR from Utilities & Industrial end-markets since 2016; contributed >75% of 1H 2024 segment revenues • Leverage R&D to launch higher-margin products focused on driving operating efficiency and sustainability • Robust rental unit economics drive strong EBITDA margin and ROIC profile 17 Strategic Progress Supported by Strong Infrastructure Trends Rental & Service (R&S) Product Sales 1H 2024 REVENUE MIX * Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ADJUSTED EBITDA* 52% 53% 53% 51% 40% 44% 48% 52% 56% 60% $- $20 $40 $60 $80 $100 2021 2022 2023 TTM Q2 '24 RE N TA L RE VE N U E (M IL ) Rental Revenue Rental Revenue as % of Avg. Fleet Cost RENTAL REV AS % AVG FLEET COST

Global Demand for Oil and Gas Remains Resilient $12T+ Investment in Oil & Gas projected to meet global demand in Sustainable Development Scenario over next 30 years Access to affordable and reliable energy critical for developing economies Geopolitical instability heightens global focus on energy security during the transition to alternative energy sources 18 Emergence of Alternative Energy Lags Global Demand World’s Energy which comes from fossil fuels today Renewables demand growth requiring new infrastructure construction and related services Total demand results in an increase of global Oil/Liquids/Natural Gas demand calling for efficient, innovative, and sustainable drilling and reservoir solutions 80%+ 70%+ 20%+ Source: US Energy Information Administration 2021/EEI//International Energy Agency Fuel Report, Jan 2021/Jefferies Estimates/Bloomberg NEF & S&P Global Market Intelligence, Feb 2021 OUTLOOK BY 2050

Eastern Hemisphere U.S. Canada • 73% of 1H 2024 revenues generated outside of U.S. • Global footprint aligned to long-term, strategic markets • Reshaping balance sheet to drive “Capital-Light” model, and reduce return cyclicality • FCF generation to support higher-returning growth and return to shareholders • In September 2023, launched sale process for Fluids Systems; targeting substantial completion in Q3 2024 $100 $200 $300 $400 2021 2022 2023 Q2 2024 M IL LI O N S Fluids Systems Agile, Capital-Light Technology & Services Capable of Cash Generation Through Cycles 1H 2024 REVENUE MIX NET ASSETS* 19 * Net Assets represents segment net assets, excluding cash and debt, as of end of period.

Long-Term Capital Allocation Strategy 20 Disciplined Approach Balances Growth Investments with Return of Capital Maintain Target Leverage Invest in Growth Return Excess Cash to Investors Organic M&A• Target net leverage range of 0.5x–1.5x • Net leverage*: 0.3x • Total liquidity**: $110M • Maintaining sufficient liquidity to support strategic growth • ABL Facility matures 2027 * Net leverage ratio calculated as Net Debt divided by Q2 2024 TTM Adjusted EBITDA. ** Reflects ABL Facility availability plus cash and cash equivalents as of June 30, 2024. • Continued organic investment in high returning opportunities • > 80% of 2024 CAPEX reflects growth investment to expand rental fleet and support infrastructure market penetration • Continually evaluate opportunities to accelerate Industrial Solutions growth • Disciplined execution based on strategic value, size, risk and appropriate economics • Improving equity value key to inorganic strategy & shareholder value • Committed to programmatic return of capital through share repurchase program • 8% reduction in weighted average shares outstanding since Q4 ’22 • Purchases paused in 1H ‘24 due to ongoing Fluids sale process

0.0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 2019 2020 2021 2022 2023 Total Company TRIR Sustainability Embedded in Our DNA Environmental Social Governance 21 2023 Sustainability Report Including SASB & TCFD Disclosures Available on Website Shareholder Approval Rate of Executive Compensation * Reflects internal estimates of impact of DURA-BASE® Composite Matting System. Board Independence Independent Board Diversity Safety Drives Everything We Do Committed to Local Personnel Across Our Operations

Why Invest in Newpark Resources? Meaningful growth opportunity tied to the energy transition and critical infrastructure Global presence in large-scale energy markets Proven technologies with economic and environmental benefits Demonstrated ability to adapt and grow Balancing investment in growth with return of capital Capital structure to support growth plans 22 Leading Provider of Sustainable Technologies and Services

23 Summary of Key Financial Data

Business Segment Overview Industrial Solutions Fluids Systems 24 $0 $20 $40 $60 $300 $375 $450 $525 $600 $675 $750 2021** 2022** 2023 TTM Q2 '24 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA* Rental & Service (R&S) Product Sales U.S. U.K. 1H 2024 REVENUES Eastern Hemisphere U.S. Canada 1H 2024 REVENUES * Adjusted EBITDA is a non-GAAP financial measure. See reconciliation to the most comparable GAAP measure in “Non-GAAP Financial Measures” slides within this presentation. ** Includes operations of Gulf of Mexico and U.S. Mineral Grinding operations, both of which were exited in Q4 2022. Divested units contributed $83 million of revenues, $5 million of depreciation expense, and a $40 million operating loss in 2022, including $29 million impairment charge, and $62 million of revenues, $7 million of depreciation expense and $7 million operating loss in 2021. • Delivering robust revenue and EBITDA growth • Strong Energy Transition market tailwinds • Consistent cash flow and solid ROI • Reshaping portfolio to monetize working capital and improve returns • ~ 90% of asset base comprised of receivables, inventory, and other working capital $50 $60 $70 $80 $90 $150 $175 $200 $225 2021 2022 2023 TTM Q2 '24 AD JU ST ED E BI TD A (M IL LI O N S) RE VE N U E (M IL LI O N S) Revenues Adjusted EBITDA*

Consolidated Statements of Operations (unaudited) 25 (In thousands, except per share data) June 30, 2024 March 31, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Revenues 179,009$ 169,107$ 183,256$ 348,116$ 383,286$ Cost of revenues 140,084 134,587 150,170 274,671 314,908 Selling, general and administrative expenses 26,381 24,344 25,576 50,725 50,986 Other operating (income) loss, net (755) (1,683) (1,184) (2,438) (1,445) Impairments and other charges - - 2,816 - 2,816 Operating income 13,299 11,859 5,878 25,158 16,021 Foreign currency exchange (gain) loss 128 (31) (102) 97 217 Interest expense, net 1,796 1,750 2,146 3,546 4,235 Income before income taxes 11,375 10,140 3,834 21,515 11,569 Provision for income taxes 3,335 2,847 2,132 6,182 4,247 Net income 8,040$ 7,293$ 1,702$ 15,333$ 7,322$ Calculation of EPS: Net income - basic and diluted 8,040$ 7,293$ 1,702$ 15,333$ 7,322$ Weighted average common shares outstanding - basic 85,473 85,001 85,761 85,237 87,159 Dilutive effect of stock options and restricted stock awards 2,153 2,244 1,712 2,198 1,853 Weighted average common shares outstanding - diluted 87,626 87,245 87,473 87,435 89,012 Net income per common share - basic: 0.09$ 0.09$ 0.02$ 0.18$ 0.08$ Net income per common share - diluted: 0.09$ 0.08$ 0.02$ 0.18$ 0.08$ Three Months Ended Six Months Ended

Operating Segment Results (unaudited) 26 (In thousands) June 30, 2024 March 31, 2024 June 30, 2023 June 30, 2024 June 30, 2023 Revenues Fluids Systems 112,218$ 120,140$ 135,181$ 232,358$ 279,355$ Industrial Solutions 66,791 48,967 48,075 115,758 103,931 Total revenues 179,009$ 169,107$ 183,256$ 348,116$ 383,286$ Operating income (loss) Fluids Systems 2,345$ 6,836$ 1,965$ 9,181$ 5,431$ Industrial Solutions 19,392 12,936 12,774 32,328 27,257 Corporate office (8,438) (7,913) (8,861) (16,351) (16,667) Total operating income 13,299$ 11,859$ 5,878$ 25,158$ 16,021$ Segment operating margin Fluids Systems 2.1% 5.7% 1.5% 4.0% 1.9% Industrial Solutions 29.0% 26.4% 26.6% 27.9% 26.2% Six Months EndedThree Months Ended Fluids Systems operating income for the three months and six months ended June 30, 2023 included a $2.1 million and $4.4 million, respectively, loss associated with our now exited Gulf of Mexico operations.

Consolidated Balance Sheets (unaudited) 27 (In thousands, except share data) June 30, 2024 December 31, 2023 ASSETS Cash and cash equivalents 35,087$ 38,594$ Receivables, net 158,834 168,457 Inventories 127,421 141,079 Prepaid expenses and other current assets 10,284 9,094 Total current assets 331,626 357,224 Property, plant and equipment, net 205,076 195,289 Operating lease assets 19,555 20,731 Goodwill 47,259 47,283 Other intangible assets, net 15,580 17,114 Deferred tax assets 3,553 2,628 Other assets 2,151 2,067 Total assets 624,800$ 642,336$ LIABILITIES AND STOCKHOLDERS’ EQUITY Current debt 17,591$ 16,916$ Accounts payable 69,153 70,087 Accrued liabilities 40,162 49,281 Total current liabilities 126,906 136,284 Long-term debt, less current portion 40,392 58,117 Noncurrent operating lease liabilities 16,587 17,404 Deferred tax liabilities 6,843 8,307 Other noncurrent liabilities 7,463 6,860 Total liabilities 198,191 226,972 1,117 1,117 Paid-in capital 631,497 639,645 Accumulated other comprehensive loss (66,084) (62,839) Retained earnings 26,137 10,773 (166,058) (173,332) Total stockholders' equity 426,609 415,364 Total liabilities and stockholders' equity 624,800$ 642,336$ Common stock, $0.01 par value (200,000,000 shares authorized and 111,669,464 and 111,669,464 shares issued, respectively) Treasury stock, at cost (25,202,455 and 26,471,738 shares, respectively)

Consolidated Statements of Cash Flows (unaudited) 28 (In thousands) 2024 2023 Cash flows from operating activities: Net income 15,333$ 7,322$ Adjustments to reconcile net income to net cash provided by operations: Impairments and other non-cash charges - 2,816 Depreciation and amortization 14,835 15,803 Stock-based compensation expense 3,122 3,298 Provision for deferred income taxes (2,196) (916) Credit loss expense 1,040 464 Gain on sale of assets (1,049) (1,649) Gain on insurance recovery (874) - Amortization of original issue discount and debt issuance costs 260 274 Change in assets and liabilities: Decrease in receivables 4,369 39,324 (Increase) decrease in inventories 12,158 (3,440) Increase in other assets (1,524) (3,187) Increase (decrease) in accounts payable 647 (14,453) Decrease in accrued liabilities and other (6,590) (8,808) Net cash provided by operating activities 39,531 36,848 Six Months Ended June 30, (In thousands) 2024 2023 Cash flows from investing activities: Capital expenditures (20,468) (15,347) Proceeds from divestitures - 18,086 Proceeds from sale of property, plant and equipment 2,042 2,304 Proceeds from insurance property claim 1,385 - Net cash provided by (used in) investing activities (17,041) 5,043 Cash flows from financing activities: Borrowings on lines of credit 87,444 149,253 Payments on lines of credit (101,077) (167,435) Purchases of treasury stock (4,332) (21,966) Proceeds from employee stock plans 17 - Other financing activities (7,040) (2,864) Net cash used in financing activities (24,988) (43,012) Effect of exchange rate changes on cash (961) 332 Net decrease in cash, cash equivalents, and restricted cash (3,459) (789) Cash, cash equivalents, and restricted cash at beginning of period 38,901 25,061 Cash, cash equivalents, and restricted cash at end of period 35,442$ 24,272$ Six Months Ended June 30,

Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's net income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA and Adjusted EBITDA:

Consolidated	Twelve Months Ended					Six Months Ended Q2		TTM Q2
(In thousands)	2019	2020	2021	2022	2023	2023	2024	2024
Net income (loss) (GAAP)	$ (12,946)	$ (80,696)	$ (25,526)	$ (20,834)	$ 14,516	$ 7,322	$ 15,333	$ 22,527
Interest expense, net	14,369	10,986	8,805	7,040	8,181	4,235	3,546	7,492
Provision (benefit) for income taxes	9,788	(11,883)	7,293	4,371	10,666	4,247	6,182	12,601
Depreciation and amortization	47,144	45,314	42,225	38,610	31,372	15,803	14,835	30,404
EBITDA (non-GAAP)	58,355	(36,279)	32,797	29,187	64,735	31,607	39,896	73,024
Impairments and other charges	11,422	14,727	-	37,322	6,356	2,816	-	3,540
Fluids sale process transaction expenses	-	-	-	-	1,786	-	4,115	5,901
Gain on divestitures	-	-	-	(3,596)	-	-	-	-
Fourchon, Louisiana hurricane-related costs	-	-	2,596	-	-	-	-	-
Facility exit costs and other, net	2,631	(201)	2,399	2,452	4,594	4,236	741	1,099
Severance costs	3,814	4,773	1,898	736	2,659	2,124	1,359	1,894
Inventory write-downs	1,881	10,345	-	-	-	-	-	-
Gain on legal settlement	-	-	(1,000)	-	-	-	(550)	(550)
(Gain) loss on extinguishment of debt	-	(419)	1,000	-	-	-	-	-
Other	3,955	-	(849)	-	-	-	(874)	(874)
Adjusted EBITDA (non-GAAP)	$ 82,058	$ (7,054)	$ 38,841	$ 66,101	$ 80,130	$ 40,783	$ 44,687	$ 84,034

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Non-GAAP Financial Measures (unaudited)

The following tables reconcile the Company's segment operating income (loss) calculated in accordance with GAAP to the non-GAAP financial measures of EBITDA, Adjusted EBITDA, and Adjusted EBITDA Margin:

Fluids Systems	Twelve Months Ended					Six Months Ended Q2		TTM Q2
(In thousands)	2019	2020	2021	2022	2023	2023	2024	2024
Revenues	$ 620,317	$ 354,608	$ 420,789	$ 622,601	$ 541,952	$ 279,355	$ 232,358	$ 494,955
Operating income (loss) (GAAP)	$ 3,814	$ (66,403)	$ (19,012)	$ (15,566)	$ 11,857	$ 5,431	$ 9,181	$ 15,607
Depreciation and amortization	21,202	20,555	17,877	13,875	7,776	3,936	3,495	7,335
EBITDA (non-GAAP)	25,016	(45,848)	(1,135)	(1,691)	19,633	9,367	12,676	22,942
Impairments and other charges	11,422	14,727	-	29,417	6,356	2,816	-	3,540
Fluids sale process transaction expenses	-	-	-	-	619	-	617	1,236
Gain on divestiture	-	-	-	(971)	-	-	-	-
Fourchon, Louisiana hurricane-related costs	-	-	2,596	-	-	-	-	-
Facility exit costs and other, net	2,631	(201)	2,399	1,000	4,594	4,236	741	1,099
Inventory write-downs	1,881	10,345	-	-	-	-	-	-
Severance costs	2,264	3,729	1,329	398	1,172	1,103	551	620
Other	605	-	(849)	-	-	-	(807)	(807)
Adjusted EBITDA (non-GAAP)	$ 43,819	$ (17,248)	$ 4,340	$ 28,153	$ 32,374	$ 17,522	$ 13,778	$ 28,630
Operating Margin (GAAP)	0.6%	-18.7%	-4.5%	-2.5%	2.2%	1.9%	4.0%	3.2%
Adjusted EBITDA Margin (non-GAAP)	7.1%	-4.9%	1.0%	4.5%	6.0%	6.3%	5.9%	5.8%

Industrial Solutions	Twelve Months Ended					Six Months Ended Q2		TTM Q2
(In thousands)	2019	2020	2021	2022	2023	2023	2024	2024
Revenues	$ 199,802	$ 130,469	$ 185,171	$ 192,993	$ 207,648	$ 103,931	$ 115,758	$ 219,475
Operating income (GAAP)	$ 47,466	$ 13,030	$ 42,117	$ 43,899	$ 53,008	$ 27,257	$ 32,328	$ 58,079
Depreciation and amortization	21,763	20,127	19,304	21,653	21,108	10,534	10,396	20,970
EBITDA (non-GAAP)	69,229	33,157	61,421	65,552	74,116	37,791	42,724	79,049
Severance costs	434	437	302	214	254	92	693	855
Gain on legal settlement	-	-	(1,000)	-	-	-	(550)	(550)
Other	-	-	-	-	-	-	(67)	(67)
Adjusted EBITDA (non-GAAP)	$ 69,663	$ 33,594	$ 60,723	$ 65,766	$ 74,370	$ 37,883	$ 42,800	$ 79,287
Operating Margin (GAAP)	23.8%	10.0%	22.7%	22.7%	25.5%	26.2%	27.9%	26.5%
Adjusted EBITDA Margin (non-GAAP)	34.9%	25.7%	32.8%	34.1%	35.8%	36.5%	37.0%	36.1%

NEWPARK

30

Non-GAAP Financial Measures (unaudited) 31 Consolidated (In thousands) 2019 2020 2021 2022 2023 2023 2024 Net cash provided by (used in) operating activities (GAAP) 72,286$ 55,791$ (3,013)$ (25,021)$ 100,001$ 36,848$ 39,531$ Capital expenditures (44,806) (15,794) (21,793) (28,273) (29,232) (15,347) (20,468) Proceeds from sale of property, plant and equipment 13,734 12,399 15,999 3,217 3,709 2,304 2,042 Free Cash Flow (non-GAAP) 41,214$ 52,396$ (8,807)$ (50,077)$ 74,478$ 23,805$ 21,105$ Six Months Ended June 30,Twelve Months Ended The following table reconciles the Company’s net cash provided by (used in) operating activities calculated in accordance with GAAP to the non-GAAP financial measure of Free Cash Flow:

Non-GAAP Financial Measures (unaudited) 32 Consolidated (In thousands) 2019 2020 2021 2022 2023 2024 Current debt 6,335$ 67,472$ 19,210$ 22,438$ 16,916$ 17,591$ Long-term debt, less current portion 153,538 19,690 95,593 91,677 58,117 40,392 Total Debt 159,873 87,162 114,803 114,115 75,033 57,983 Less: cash and cash equivalents (48,672) (24,197) (24,088) (23,182) (38,594) (35,087) Net Debt 111,201$ 62,965$ 90,715$ 90,933$ 36,439$ 22,896$ Adjusted EBITDA (non-GAAP) - TTM 82,058$ (7,054)$ 38,841$ 66,101$ 80,130$ 84,034$ Net Leverage 1.4 (8.9) 2.3 1.4 0.5 0.3 June 30,December 31, The following table reconciles the Company’s total debt calculated in accordance with GAAP to the non-GAAP financial measures of Net Debt and Net Leverage: